SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:     February 9, 2005
(Date of earliest event reported)

TERAYON COMMUNICATION SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533

(State or other jurisdiction	(Commission	(I.R.S. employer
of incorporation)	file number)	identification no.)

4988 Great America Parkway, Santa Clara, CA 95054

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:       (408) 235-5500

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

          On February 9, 2005, Terayon Communication Systems, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2004. On the same date, the Company hosted a conference call to further discuss the financial results. A copy of the press release and a transcript of the earnings call are attached herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference. The information in this Current Report on Form 8-K, including the exhibits, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

          In addition to the disclosure of financial results for the quarter and year ended December 31, 2004 in accordance with generally accepted accounting principles in the United States (“GAAP”), the press release and earnings call also disclosed non-GAAP financial measures of net losses and operating expenses that excluded certain severance, restructuring costs and asset write-offs associated with the Company’s decision in November 2004 to cease investment in future development of its cable modem termination system (“CMTS”) product line. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

          In the earnings press release and on the earnings call, the Company disclosed that the non-GAAP financial measure of operating expense was $15.4 million, and excluded severance costs, restructuring costs and asset write-offs in the aggregate amount of $2.8 million, related to the cessation in investment of the CMTS product line. The directly comparable GAAP measure is operating expense, which the Company disclosed for the fourth quarter of 2004 was $18.2 million.

          On the earnings conference call, the Company disclosed that the non-GAAP financial measure of net loss for the same period was $5.2 million or $0.07 per share, and excluded severance costs, restructuring costs and asset write-offs in the aggregate amount of $2.8 million, related to the cessation in investment of the CMTS product line. The directly comparable GAAP measure is net loss, which the Company disclosed for the fourth quarter of 2004 was $7.9 million or $0.10 per share.

          On the earnings conference call, the Company disclosed that the operating expense for the first quarter of 2005 on a non-GAAP basis is anticipated to be in the range of $14 to $15 million if the restructuring charges in the range of $0.5 to $1.5 million are excluded. The directly comparable GAAP measure is operating expense that includes the restructuring charges, which the Company anticipates for the first quarter of 2005 to be in the range of $14.5 to $16.5 million.

          The Company believes that the presentation of non-GAAP financial measures of operating expense and net loss in the earnings press release and on the earnings call is useful to investors in analyzing the results for the quarter ended December 31, 2004 because such expenses are non-recurring in nature since these expenses primarily relate to the Company’s decision to cease investment in the future development of its CMTS product line and may not be indicative of the Company’s core operating results. As a result, the Company believes that the exclusion of these expenses items enables a more meaningful comparison of the Company’s operating expenses and performance between reporting periods. In addition, the Company has historically reported similar non-GAAP financial measures to its investors and believes that the inclusion of comparative numbers provides consistency in the Company’s financial reporting.

FORWARD LOOKING STATEMENTS

          The Company’s earnings press release, dated February 9, 2004, contained, and the earnings conference call the Company hosted on the same date disclosed, forward looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements included in the press release, other than statements that are purely historical are forward looking statements. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions also identify forward looking statements.

          The forward looking statements contained in the press release included the Company’s guidance on first quarter 2005 revenue, net loss per share, estimated restructuring charges and estimated operating cost savings. Other forward looking statements included Jerry Chase’s statements about the Company’s decision to focus on the digital video network applications and endeavor to expand the reach and applicability of such applications by penetrating new markets, including broadcast and telco, and by building strong partnerships with leading video players. Additional forward looking statements include statements about the Company’s expectation that its ongoing operating costs will be reduced, and the anticipated timing of completion of its restructuring activities. Other forward looking statements include Mark Richman’s statements that the restructuring activities and increased focus on cost management in 2004 will greatly benefit the Company in its endeavor to achieve positive net income, as well as the Company’s expectation that the focus on digital video networking applications may enable the Company to deliver profitable top line growth to achieve net income profits and positive cash flow.

          The forward looking statements disclosed on the earnings conference call include, without limitation, statements regarding:

•	The Company’s belief that its many recent changes implemented by the Chief Executive Officer and Chief Financial Officer will enable the Company to accentuate and build on its strengths, move out of underperforming product lines and put the Company on a track towards better financial performance;

•	The Company’s belief that its 2004 performance has put the Company in a position towards sustainable profitability;

•	The Company’s belief that it has a unique position and opportunity to be a part of the growing video market;

•	The Company’s belief that its decision to cease investment in the future development of the CMTS product line was an important step to put the Company in the best position to grow and enable the Company to focus its resources on the digital video and home access solutions;

•	The Company’s expectation that it will in the next several weeks announce its next generation cable modem based on DOCSIS 2.0 certified chip from another provider, as well as the introduction of new cutting edge video application;

•	The expectation that the employee headcount would be below 200 after the transaction with ATI Technologies, Inc. closes, if it occurs;

•	The Company’s belief that to achieve profitability and positive cash flow it must continue to invest in digital video solutions to strengthen its market leadership and grow associated vertical markets such as satellites, broadcast and telecommunications; expand its distribution channel; expand across the telco vertical; and manage the home access business to re-establish profitability;

•	The Company’s belief that the revenue increase in the digital video business in the fourth quarter of 2004 will contribute to the Company’s profitability if it maintains its gross margins for the digital video business in the area of 65 percent;

•	The Company’s expectation that operating expenses associated with digital video solutions will increase marginally as the Company increases its research and development efforts to maintain its leadership;

•	The Company’s expectation that it will be able to return the home access business to a growth opportunity;

•	The Company’s expectation that North America will become an increased opportunity for eMTA sales and that the certification from CableLabs for the eMTA product in North America will occur in the first quarter of 2005;

•	The Company’s expectation that the trend towards higher gross margin will continue as the higher revenue mix from digital video solutions revenues will increasingly benefit the aggregate gross margin percentage;

•	The Company’s expectation that the restructuring efforts will result in material reduction in ongoing operating losses, as well as greatly benefit the Company as it drives towards positive net income;

•	The Company’s expectation that there will be some additional severance expenditures in the first half of 2005 but no additional asset write-downs;

•	The Company’s expectation that it will increase staffing in selected areas, focusing on maximizing its digital video solutions opportunities;

•	The Company’s guidance for the first quarter of 2005 with respect to expected revenue, net loss, diluted earnings (loss) per share, operating expenses, shares outstanding number and uses of cash;

•	The Company’s expectation that revenue associated with digital video business will be flat to up sequentially in the upcoming fiscal periods;

•	The Company’s expectation that operating expenses will not be in the range of $13 to $14 million until the third quarter of 2005;

•	The Company’s expectation that it will get to net income profitability in the second half of 2005 and become cash flow positive soon thereafter;

•	The Company’s expectation that it will continue to roll out equipment in regard to old digital simulcast network in the next few quarters of 2005 and that simulcast is going to be a big driver during the same timeframe;

•	The announcement that the Company is in the process of developing new technologies in regard to addressing new applications, namely advance Codex in the fourth quarter of 2004;

•	The Company’s plans to do some live integration in the second quarter of 2005 with some of its major customers and start deployment in the timeframe of the fourth quarter of 2005, as well as the Company’s expectation that set tops will be available by the second half of 2005; and

•	The Company’s belief that the volume of eMTA sales will exceed the volume for sales of cable modems and hence the need for the Company to be in the eMTA business.

The forward-looking statements disclosed in the earnings press release and on the earnings conference call were made as of February 9, 2005, based on information available to the Company as of that date. The Company assumes no obligation to update any forward looking statements. In addition, the events described in the forward looking statements may not actually arise. The Company’s actual results could differ materially from those described in the press release and on the conference call as a result of various factors, risks and uncertainties, including the Company’s ability to develop and bring to market new products; the acceptance of the Company’s new products in the market; the Company’s ability to gain new business; the expansion of operations by the Company’s customers; the deployment of the Company’s products in specific markets; the continued revenue growth; the product mix that the Company sells each quarter which affects gross margins; the Company’s ability to lower and align its operating expenses with market conditions; the convergence of industry developments and market dynamics contributing to the growth of the Company’s digital video solutions business and the Company’s ability to leverage these opportunities; the continuation of improving trends in the cable industry; transitional challenges as a result of the changes in senior management staff; the success of ceasing investment in the CMTS product line, including successfully implementing the reduction in work force, closing of certain facilities, managing the support needs of customers that have previously deployed the Company’s CMTS products and anticipating the range of related costs; as well as the other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission. For more information about these and other potential factors that could affect the Company’s business and financial results, see the discussion of “Risk Factors” in the Company’s most recent 10-K and 10-Q filings, available on the SEC’s website at www.sec.gov

ITEM 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1	Press Release of Terayon Communication Systems, Inc., dated February 9, 2005, announcing its earnings results for the fourth quarter and fiscal year ended December 31, 2004.

Exhibit 99.2	Transcript of the earnings call of Terayon Communication Systems, Inc., that occurred after market on February 9, 2005, further discussing its earnings results for the fiscal year ended December 31, 2004.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.
By:	/s/ Mark Richman
Mark Richman
Chief Financial Officer

Date: February 15, 2005

Exhibit Index

Exhibit 99.1	Press Release of Terayon Communication Systems, Inc., dated February 9, 2005, announcing its earnings results for the fourth quarter and fiscal year ended December 31, 2004.

Exhibit 99.2	Transcript of the earnings call of Terayon Communication Systems, Inc., that occurred after market on February 9, 2005, further discussing its earnings results for the fiscal year ended December 31, 2004.